Exhibit (99.1)

EASTMAN KODAK COMPANY

Media Contact:
David Lanzillo
585-781-5481
david.lanzillo@kodak.com


Kodak Controller Brown Resigns to Join Another Firm


ROCHESTER, N.Y., August 28 -- Eastman Kodak Company (NYSE:EK) announced that its Controller, Richard G. Brown Jr., will leave the company on September 5. Brown, 58, is resigning from Kodak in order to accept a position with another company.
  "We thank Dick for his years of service, and we expect to announce his successor in short order," said Robert H. Brust, Kodak's Chief Financial Officer.
  Brown joined Kodak in December 2003 from Ernst & Young LLP.


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2006